EXHIBIT 4.1

[Front of Specimen Common Stock Certificate]


                             [GRAPHIC LOGO OMITTED]
[NUMBER]                                                                [SHARES]

                           INCORPORATED UNDER THE LAWS
                           OF THE STATE OF CALIFORNIA
                                February 28, 2001

                                                                 See Reverse for
                                                             certain definitions


                                   FNB BANCORP

                             Total Authorized Issue
                       10,000,000 Shares Without Par Value
                                  COMMON STOCK


THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:



_______________________, Secretary                ___________________, President

                        [CORPORATE SEAL OF FNB BANCORP ]

[Back of Specimen Stock Certificate]


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common
UNIF TRANSFERS MIN ACT...............(Cust)  CUSTODIAN...............(Minor)
        Under Uniform Transfers to Minors Act....................(State)
TEN ENT   -- as tenants by the entireties
JT TEN    -- as joint tenants with right of
             survivorship and not as tenants
             in common

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED, ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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                                        |
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 [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE]
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                                                                          Shares
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represented  by the  within  Certificate,  and do hereby
irrevocably constitute and appoint
                                                                        Attorney
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to transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.

Dated
     --------------------------

               In the presence of
                                 -----------------------------